UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 15, 2020
(Date of earliest event reported)

Legg Mason, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 International Drive	Baltimore	,	MD	21202
(Address of principal executive offices)				Zip Code

(410) 539-0000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value	LM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Legg Mason, Inc. (the “Company”) was held on May 15, 2020. On April 14, 2020, the record date for stockholders entitled to notice of, and to vote at, the special meeting, 88,065,952 common shares of the Company were outstanding. The holders of 67,230,451 common shares of the Company were present at the special meeting, either virtually or represented by proxy, constituting a quorum. Set forth below are the final voting results for each of the proposals.

Proposal 1:
Vote to approve the merger of Alpha Sub, Inc. (which we refer to as “Merger Sub”), a Maryland corporation and wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation (which we refer to as “Franklin”) with and into the Company (which we refer to as the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Franklin, and the other transactions contemplated by the Agreement and Plan of Merger (which, as amended or supplemented from time to time, we refer to as the “merger agreement”), dated February 17, 2020, by and among the Company, Franklin, and Merger Sub.

The stockholders approved the merger and the other transactions contemplated by the merger agreement as follows:

For	66,767,197
Against	60,043
Abstain	403,211
Broker Non- Vote	0

Proposal 2:
Advisory vote to approve the compensation that may be paid or become payable to Legg Mason, Inc.’s named executive officers that is based on or otherwise relates to the merger and the other transactions contemplated by the merger agreement.

The stockholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to Legg Mason, Inc.’s named executive officers that is based on or otherwise relates to the merger and the other transactions contemplated by the merger agreement as follows:

For	64,336,146
Against	2,414,636
Abstain	479,669
Broker Non- Vote	0

Proposal 3:
Vote to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

The adjournment proposal was rendered moot in light of the approval of Proposal 1 and Proposal 2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.

Date: May 15, 2020	By:	/s/ Thomas C. Merchant
		Name:	Thomas C. Merchant
		Title:	Executive Vice President and General Counsel